UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2015
Date of Report (Date of earliest event reported)
EPICOR SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-178959	45‑1478440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
804 Las Cimas Parkway Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)
512 328-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
   ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
   ☐Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
   ☐Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Departure of Certain Officers

Epicor Software Corporation (the “Company”) announced that effective March 12, 2015, Donna Troy, the Company’s Executive Vice-president and General Manager, ERP Americas will be leaving the Company. Until a permanent replacement is appointed, Joe Cowan, the Company’s President and Chief Executive Officer will take over responsibility for the Company’s ERP Americas business unit on an interim basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: March 13, 2015    By: /s/ John D. Ireland
John D. Ireland
Senior Vice President and General Counsel